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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)         August 12,2004
                                                         --------------

                           THE A CONSULTING TEAM, INC.
               --------------------------------------------------
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)



       NEW YORK                            0-22945         13-3169913
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(STATE OR OTHER JURISDICTION         (COMMISSION FILE   (IRS EMPLOYER
 OF INCORPORATION)                        NUMBER)       IDENTIFICATION NO.)

               200 PARK AVENUE SOUTH, NEW YORK, NEW YORK  10003
            -----------------------------------------------------
             (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)  (ZIP CODE)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE      (212) 979-8228
                                                    ---------------------


         -------------------------------------------------------------
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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Item 12. Results of Operations and Financial Condition.

         A description of an event affecting the Registrant is set forth in the Registrant's press release dated August 12, 2004 attached hereto as Exhibit Number 99 which is incorporated by reference herein in its entirety.


Item 7.  Exhibits.
-------  ---------

             Exhibits                Description

             99             Press Release Issued August 12, 2004



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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           THE A CONSULTING TEAM, INC.
                                           ---------------------------
                                                    Registrant


Date: August 12, 2004


                                           By:  /s/ Richard D. Falcone
                                               ---------------------------------
                                               Name:  Richard D. Falcone
                                               Title: Treasurer and Chief
                                                      Financial Officer




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                                  EXHIBIT INDEX

       EXHIBIT NO.     DESCRIPTION
       -----------     -----------

         99            Press release dated August 12, 2004